COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017

                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                               COHEN & STEERS
                               --------------
                         INSTITUTIONAL REALTY SHARES

--------------------------------------------------------------------------------

                             ------------------
                             SEMI-ANNUAL REPORT
                               JUNE 30, 2000

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

July 20, 2000

To Our Shareholders:

    We are pleased to submit to you the semi-annual report from the Fund's commencement of operations on February 14, 2000 through June 30, 2000. The net asset value at that date was $27.50. In addition, a quarterly dividend of $0.33 was declared for shareholders of record on June 22, 2000 and was paid on June 23, 2000.

MID-YEAR REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 8.1%. This compares to the NAREIT Equity REIT Index* total return of 10.5%. For the period February 14, 2000 (commencement of operations) through June 30, 2000, the Fund's total return was 12.2% which compares to the NAREIT Equity REIT Index total of 13.6%.

    Stated simply, the first half of this year has been full of encouraging news and positive statistics for REIT investors. The group has made what we believe is a significant bottom and has registered its best absolute and relative returns in years. For example, the second quarter's absolute total return was the best since the third quarter of 1997, and relative to the major stock market averages, REITs turned in their best performance since the first quarter of 1993.

    This turnabout was precipitated by a host of technical and fundamental factors. In our view, it is clear now that REITs were substantially oversold by the end of last year, and therefore due for a bounce. In addition, the volatility and price decline in technology stocks, which had been the market standouts over the past two years, tilted investor sentiment more towards 'old economy' investments, including REITs. More important, in our opinion, was that the combination of strong underlying real estate fundamentals and exceptional valuations were just too compelling for investors to ignore any longer. REIT earnings grew at a healthy rate in the first quarter, surprising many Wall Street analysts and reflecting the continued strengthening of most property markets. Whereas most analysts were expecting average cash flow per share growth in the 7% range, the industry recorded average growth in the 9% range. Further, income growth for many companies with properties in the strongest markets actually reaccelerated in the first half of the year, soaring to the low-teens. As these earnings were reported, most realty stocks reacted very favorably.

    In the meantime, construction activity in nearly all property types peaked in the early part of the year and has since begun to decline substantially. Thus, it appears that the rally in REIT shares also reflects expectations for a continuation of what has been an ideal economic and financial market environment for property owners. Assuming that the Federal Reserve is successful in engineering an economic slowdown but with no recession, a so-called 'soft landing,' we would not expect to see a material rise in construction activity for the foreseeable future. This would enable property markets to continue to enjoy positive supply/demand conditions.

    Our underperformance relative to the real estate averages can be attributed primarily to two factors. We have made a commitment to owners of health care facilities such as nursing homes, assisted living facilities and hospitals, based on our belief that their fundamentals would be turning around in the very near future. Unfortunately, while we continue to see signs of a turnaround, we have been a bit early in this sector, where share prices have continued to lag the averages. In addition, our holdings in the Real Estate Services sector behaved more in line with the stock market in general. Although these two factors have restrained our relative performance

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                                       1

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

so far this year, we believe they will begin to make a positive contribution to our returns over the next several quarters.

    Our current holdings reflect our continued favorable view of the Office and Apartment sectors, which together comprise over 50% of the portfolio. We believe that office owners operating in high barrier-to-entry markets with long lease terms have substantial embedded earnings growth. We are of the view that apartment owners positioned in robust economic regions should benefit from increased demand driven by those economies as well as favorable demographic trends. We are maintaining our position in the Health Care sector as operators undergo financial and operational restructuring and as the number of elderly continually increases. We are maintaining our under-weighting in the Retail sector based on our view that slowing retail sales and the increased use of the Internet will cause profit margins of traditional retail tenants to erode. Though still under-weighted, we favor Regional Malls over Community Centers as certain mall operators have implemented value-added strategies to offset the loss of market share to the Internet.

INVESTMENT OUTLOOK

    We believe that one of the strongest determinants of the direction of REIT share prices is the direction of the underlying property values, which in turn influences REIT net asset values (NAVs) per share. When the market expects property values and NAVs to rise, such as they did in the mid 1990's, REIT share prices can rise strongly and even sell at a premium to the then current NAVs. We believe that in the bear market of 1998-99, the reverse took place, whereby the market expected NAVs to decline, due to concerns about deflation and its impact on hard assets, as well as the prospect of increased construction at the tail end of the economic cycle. In short order, REITs began to trade at a meaningful discount from NAV. This expected decline in NAVs, however, never took place. The near-absence of capital in the REIT industry and the capital market discipline imposed on all property market participants effectively attenuated construction and development activity.

    Without capital, nearly all REITs were forced to adopt self-financing business plans and recycle capital through property sales in order to enhance shareholder value. Share buybacks became very common and, naturally, purchases of shares at a discount to NAV increased the NAV of the remaining shares. There continues to be nearly no new common equity financing in the industry. In the meantime, real estate fundamentals at the property level have remained very strong. The growing economy has caused the demand for space to exceed supply in many markets, and this has resulted in higher occupancy levels and stronger rent growth than nearly anyone could have imagined.

    Consequently, we believe that NAVs are on the rise once again. Current and prospective NAV growth is coming from several sources. If one assumes that the capitalization rates (earnings yield) for most property types remain unchanged, then property values should rise in line with operating income growth. Since we expect industry-wide growth in operating income of 6% this year, this would imply a commensurate growth in property values. Further, because most REITs employ fixed-rate debt financing, the growth in earnings and NAV per share is magnified. In addition, because of the inflation that has been experienced in land, materials and labor costs for the real estate industry, the replacement values for many properties are rising. If one adds to this the fact that many REITs own properties in prime locations that cannot be duplicated, it is easy to see the potential for continued value creation.

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                                       2

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    One further factor that we would expect to have a material impact on REIT share valuations is dividend yield. If the Federal Reserve is successful in slowing the growth of the economy, we would expect this ultimately to lead to a leveling off or even a reduction in long-term interest rates, as well as the yields on U.S. Treasury and high-grade corporate bonds. At the same time, investor sentiment for higher yielding or 'junk' bonds has turned negative as the performance in this sector has deteriorated over the past few years. We believe this could be beneficial overall for REITs, as yield-oriented investors look for other income producing alternatives. Moreover, since the percentage of cash flow that the average REIT is paying out to investors is at a historically low level, under our forecast REITs generally should continue to be able to maintain significant dividend income returns.

    Ironically, in what we consider to be a positive sign, the flow of money into real estate mutual funds has been remarkably low this year; less than $400 million flowed into these funds, whose total assets are about $8 billion. While this is a reversal of the outflows experienced last year, it is well below the levels experienced in the prior bull market. Considering the extraordinary relative performance of the sector during the first six months and the velocity at which capital flows in this day and age, we would have expected a much higher level of investor attention. The reason we find this encouraging is that this 'quiet recovery' in our view is typical of what many sectors experience at the beginning of a reversal and this may indicate that we are still in the early phases of this upturn.

    Nonetheless, the question most asked of us lately is 'is it too late to invest in REITs?' While their strong absolute and relative performance clearly places REITs in a somewhat less undervalued position than they were six months ago, we believe the growth in earnings and asset values so far this year justifies much of their price appreciation. In addition, even after this price increase, relative to stocks, bonds and their own underlying asset values, we believe that REITs remain solidly undervalued. Thus, we remain optimistic about the future of REITs and will continue to seek attractive returns for our investors.

    Sincerely,



   MARTIN COHEN                               ROBERT H. STEERS
   MARTIN COHEN                               ROBERT H. STEERS
    President                                  Chairman


--------------------------------------------------------------------------------
  Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------








* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.


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                                       3

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2000 (UNAUDITED)

                                                           NUMBER              VALUE
                                                         OF SHARES            (NOTE 1)
                                                         ----------         ------------

EQUITIES                                  98.97%
    APARTMENT/RESIDENTIAL                 20.90%
         Apartment Investment & Management
            Co. -- Class A......................           469,900          $ 20,323,175
         Archstone Communities Trust............           488,000            10,278,500
         AvalonBay Communities..................           568,800            23,747,400
         Charles E. Smith Residential Realty....           141,100             5,361,800
         Equity Residential Properties Trust....           508,100            23,372,600
         Essex Property Trust...................           150,900             6,337,800
         United Dominion Realty Trust...........            75,000               825,000
                                                                            ------------
                                                                              90,246,275
                                                                            ------------
    HEALTH CARE                            7.28%
         Health Care Property Investors.........           550,000            14,987,500
        *Manor Care.............................           426,500             2,985,500
         Nationwide Health Properties...........           719,800            10,032,212
        *Ventas.................................         1,077,100             3,433,256
                                                                            ------------
                                                                              31,438,468
                                                                            ------------
    HOTEL                                  7.48%
         Host Marriott Corp.....................           606,400             5,685,000
         MeriStar Hospitality Corp. ............           204,300             4,290,300
         Starwood Hotels & Resorts Worldwide....           686,500            22,354,156
                                                                            ------------
                                                                              32,329,456
                                                                            ------------
    INDUSTRIAL                             8.41%
         AMB Property Corp. ....................           517,800            11,812,312
         First Industrial Realty Trust..........           143,300             4,227,350
         ProLogis Trust.........................           950,800            20,263,925
                                                                            ------------
                                                                              36,303,587
                                                                            ------------
    OFFICE                                32.55%
         Arden Realty Group.....................           662,300            15,564,050
         Boston Properties......................           302,800            11,695,650
       **Brookfield Properties Corp. ...........           633,100             8,396,042
         Cousins Properties.....................            80,100             3,083,850
         Crescent Real Estate Equities Co. .....           399,400             8,187,700
         Equity Office Properties Trust Co. ....         1,080,200            29,773,013
         Highwoods Properties...................           199,800             4,795,200
         Mack-Cali Realty Corp. ................           651,800            16,743,113
         SL Green Realty Corp. .................           317,900             8,503,825
         Vornado Realty Trust...................           973,900            33,843,025
                                                                            ------------
                                                                             140,585,468
                                                                            ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2000 (UNAUDITED)

                                                           NUMBER              VALUE
                                                         OF SHARES            (NOTE 1)
                                                         ----------         ------------
    OFFICE/INDUSTRIAL                     10.34%
         Duke-Weeks Realty Corp. ...............           187,800          $  4,202,025
         Prime Group Realty Trust...............           249,600             3,790,800
         PS Business Parks......................           122,300             2,935,200
         Reckson Associates Realty Corp. .......           763,600            18,135,500
         Spieker Properties.....................           339,000            15,594,000
                                                                            ------------
                                                                              44,657,525
                                                                            ------------
    REAL ESTATE SERVICES                   2.42%
        *CAIS Internet..........................           267,700             3,764,531
        *Crescent Operating.....................            50,500                72,594
        *FrontLine Capital Group................           309,700             6,600,481
                                                                            ------------
                                                                              10,437,606
                                                                            ------------
    SHOPPING CENTER                        9.59%
       COMMUNITY CENTER                    2.32%
         Kimco Realty Corp. ....................           244,200            10,012,200
                                                                            ------------

       REGIONAL MALL                       7.27%
         General Growth Properties..............           400,000            12,700,000
         Macerich Co............................           263,900             5,822,294
         Rouse Co...............................           285,100             7,056,225
         Simon Property Group...................           262,400             5,822,000
                                                                            ------------
                                                                              31,400,519
                                                                            ------------
         TOTAL SHOPPING CENTER..................                              41,412,719
                                                                            ------------
TOTAL EQUITIES (Identified
  cost -- $394,120,042)................   98.97%                             427,411,104
OTHER ASSETS IN EXCESS OF LIABILITIES....  1.03%                               4,442,464
                                          -----
NET ASSETS (Equivalent to $27.50 per share based
  on 15,703,202 shares of capital stock
  outstanding).........................  100.00%                            $431,853,568
                                         ------                             ------------
                                         ------                             ------------


---------

 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2000 was $12,440,415 based on an exchange rate of 1 Canadian dollar to 0.6749 U.S. dollars.




                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $394,120,042) (Note 1).......................  $427,411,104
    Dividends receivable (net of $11,367 foreign withholding
       tax payable).........................................     2,747,660
    Receivable for investment securities sold...............     1,852,319
    Receivable for fund shares sold.........................       662,686
                                                              ------------
         Total Assets.......................................   432,673,769
                                                              ------------
LIABILITIES:
    Payable to custodian....................................       341,169
    Payable to manager......................................       265,382
    Payable for investment securities purchased.............       213,650
                                                              ------------
         Total Liabilities..................................       820,201
                                                              ------------
NET ASSETS applicable to 15,703,202 shares of $0.001 par
  value common stock outstanding (Note 4)...................  $431,853,568
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($431,853,568[div]15,703,202 shares outstanding)........  $      27.50
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $395,930,193
    Undistributed net investment income.....................       156,069
    Accumulated net realized gain on investments sold.......     2,476,244
    Net unrealized appreciation on investments..............    33,291,062
                                                              ------------
                                                              $431,853,568
                                                              ------------
                                                              ------------





                See accompanying notes to financial statements.
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                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                FOR THE PERIOD ENDED JUNE 30, 2000* (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $11,563 foreign withholding
       tax).................................................  $ 8,629,096
    Interest income.........................................      326,091
                                                              -----------
         Total Income.......................................    8,955,187
                                                              -----------
Expenses:
    Management fees (Note 2)................................    1,003,910
                                                              -----------
Net Investment Income.......................................    7,951,277
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    2,476,244
    Net change in unrealized appreciation on investments....   33,291,062
                                                              -----------
         Net realized and unrealized gain on investments....   35,767,306
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $43,718,583
                                                              -----------
                                                              -----------

---------

* The Fund commenced operations on February 14, 2000.






                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE
                                                               PERIOD ENDED
                                                              JUNE 30, 2000*
                                                               (UNAUDITED)
                                                               -----------
Change in Net Assets:
    From Operations:
         Net investment income..............................   $  7,951,277
         Net realized gain on investments...................      2,476,244
         Net change in unrealized appreciation on
            investments.....................................     33,291,062
                                                               ------------
              Net increase in net assets resulting from
                operations..................................     43,718,583
                                                               ------------
    Dividends and Distributions to Shareholders from
       (Note 1):
         Net investment income..............................     (7,795,208)
                                                               ------------
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions....................................    395,830,193
                                                               ------------
              Total increase in net assets..................    431,753,568
    Net Assets:
         Beginning of period................................        100,000
                                                               ------------
         End of period (including undistributed net
            investment income of $156,069)..................   $431,853,568
                                                               ------------
                                                               ------------

---------

* The Fund commenced operations on February, 14, 2000.





                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.


                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                    FOR THE PERIOD
                                                                 FEBRUARY 14, 2000'D'
                                                                       THROUGH
                                                                    JUNE 30, 2000
PER SHARE OPERATING PERFORMANCE:                                     (UNAUDITED)
--------------------------------                                     -----------
Net asset value, beginning of period........................            $25.00
                                                                        ------
Income from investment operations:
   Net investment income....................................              0.54
   Net realized and unrealized gain on investments..........              2.49
                                                                        ------
       Total from investment operations.....................              3.03
                                                                        ------
Less dividends and distributions to shareholders from:
   Net investment income....................................             (0.53)
                                                                        ------
Net asset value, end of period..............................            $27.50
                                                                        ------
                                                                        ------
----------------------------------------------------------------------------------------
Total investment return.....................................             12.18%(1)
                                                                        ------
                                                                        ------
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------
   Net assets, end of period (in millions)..................            $431.9
                                                                        ------
                                                                        ------
   Ratio of expenses to average daily net assets............              0.75%(2)
                                                                        ------
                                                                        ------
   Ratio of net investment income to average daily net
     assets.................................................              5.91%(2)
                                                                        ------
                                                                        ------
   Portfolio turnover rate..................................             11.65%(1)
                                                                        ------
                                                                        ------

-------------------
 'D' Commencement of operations.
(1)  Not annualized.
(2)  Annualized.










                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

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                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Pursuant to a management agreement (the 'Management Agreement'), Cohen & Steers Capital Management, Inc. (the 'Manager') serves as the Fund's manager. Under the terms of the Management Agreement, the Manager provides the Fund with a continuous investment program, makes the day-to-day investment decisions, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. The Manager also is responsible, under the Management Agreement, for the performance of certain administration services for the Fund (see below). For the services provided to the Fund, the Manager receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the period ended June 30, 2000, the Fund incurred $1,003,910 in management fees.

    The Manager has contractually agreed to reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund.

    Administration Services: Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with The Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Funds. Chase receives a monthly sub-administration fee at the annual rate 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds'

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)


average daily net assets in excess of that amount. The Manager pays for the cost of Chase's services without any additional charge to the Fund.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. The Manager pays for the directors' fees and reimbursements without any additional charge to the Fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period ended June 30, 2000 totaled $112,414,184 and $37,441,015, respectively.

    At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost............................................  $394,120,042
                                                            ------------
Gross unrealized appreciation.............................  $ 48,830,849
Gross unrealized depreciation.............................  $(15,539,787)
                                                            ------------
Net unrealized appreciation...............................  $ 33,291,062
                                                            ------------
                                                            ------------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 100 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                     FOR THE PERIOD ENDED
                                                         JUNE 30, 2000
                                                   -------------------------
                                                     SHARES        AMOUNT
                                                   ----------   ------------
Sold*............................................  15,761,056   $397,554,750
Issued as reinvestment of dividends..............     129,192      3,601,873
Redeemed.........................................    (191,046)    (5,326,430)
                                                   ----------   ------------
Net increase.....................................  15,699,202   $395,830,193
                                                   ----------   ------------
                                                   ----------   ------------

---------

    * Includes purchases in-kind of $317,295,295. The proceeds were received from redemption in-kind in Cohen & Steers Realty Shares, Inc.

NOTE 5. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. The loan, if used, will be collateralized by the Fund's portfolio. During the period ended June 30, 2000, the Fund did not have any loans outstanding.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                         KEY INFORMATION

Robert H. Steers                               INVESTMENT ADVISER
Director and Chairman                          Cohen & Steers Capital Management, Inc.
                                               757 Third Avenue
Martin Cohen                                   New York, NY 10017
Director and President                         (212) 832-3232

Gregory C. Clark                               FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Director                                       Chase Global Funds Services Co.
                                               73 Tremont Street
George Grossman                                Boston, MA 02108
Director                                       (800) 437-9912

Jeffrey H. Lynford                             CUSTODIAN
Director                                       The Chase Manhattan Bank
                                               One Chase Manhattan Plaza
Willard H. Smith, Jr.                          New York, NY 10081
Director
                                               LEGAL COUNSEL
Elizabeth O. Reagan                            Simpson Thacher & Bartlett
Vice President                                 425 Lexington Avenue
                                               New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer         DISTRIBUTOR
                                               Cohen & Steers Securities, Inc.
Lawrence B. Stoller                            757 Third Avenue
Assistant Secretary                            New York, NY 10017

                                               NASDAQ Symbol: CSRIX

                                               Website: www.cohenandsteers.com

                                               Net asset value (NAV) can be found in
                                               the daily mutual fund listings in the
                                               financial section of most major
                                               newspapers under Cohen & Steers.

                                               This report is authorized for delivery
                                               only to shareholders of Cohen & Steers
                                               Institutional Realty Shares, Inc.
                                               unless accompanied or preceded by the
                                               delivery of a currently effective
                                               prospectus setting forth details of
                                               the Fund. Past performance, of course,
                                               is no guarantee of future results and
                                               your investment may be worth more or
                                               less at the time you sell.

--------------------------------------------------------------------------------
                                       13


                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'